Note Payable to Shareholders	6 Months Ended
Feb. 29, 2020
Debt Disclosure [Abstract]
Note Payable to Shareholders

Note 7. Note Payable to Shareholders

On May 25, 2019, the Company issued two notes payable to Company directors Edward Manolos and Dan Nguyen, each in the amount of $16,666,67. The notes, which do not have a defined due date, outline a 5% per annum interest rate. These notes are additionally described herein in Footnote 5- Notes Payable, Related Party and in the footnote outlining Related Party Transactions. Because of Mr. Manolos' and Mr. Nguyen's associations as directors, the Company believes these transactions are defined by 17 CFR § 229.404 - (Item 404) Transactions with related persons, promoters and certain control persons, which would require specific disclosures under the section cited.